UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                March 2, 2005


                                   Berkshire Hills Bancorp, Inc.
             (Exact name of registrant as specified in its charter)
    DELAWARE                         1-15781                    04-3510455
 (State or other             (Commission File Number)         (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

      24 North Street, Pittsfield, Massachusetts            01201
      ------------------------------------------            ------
      (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (413) 443-5601
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                         ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 7.01         REGULATION FD DISCLOSURE

On March 2, 2005, Berkshire Hills Bancorp, Inc., a Delaware corporation (the "Company"), made a presentation at the Keefe, Bruyette & Woods Regional Bank Conference, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item
7.01 of Form 8-K. Accordingly, the information in this report, including the presentation, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1 Presentation at Keefe, Bruyette & Woods Regional Bank Conference by the Company



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BERKSHIRE HILLS BANCORP, INC.


Date:        March 2, 2005                  By:
                                                 /s/  GERALD A. DENMARK
                                                 -------------------------------
                                                 Name:  Gerald A. Denmark
                                                 Title: Senior Vice President
                                                             and General Counsel